UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2016
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032-2568
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Neil G. Mitchill, Jr. has been named Vice President and Chief Financial Officer of Pratt & Whitney. Mr. Mitchill will leave his position as Corporate Vice President, Controller and principal accounting officer of United Technologies Corporation ("UTC" or "the Company"), effective September 14, 2016.
(c)	On September 14, 2016, UTC's Board of Directors elected Robert J. Bailey, 52, as Corporate Vice President, Controller and designated Mr. Bailey as the principal accounting officer. Mr. Bailey will report to Akhil Johri, UTC Executive Vice President & Chief Financial Officer. Mr. Bailey joined UTC in 1992 and has held positions of increasing responsibility across several finance disciplines at UTC headquarters and in the aerospace divisions. Most recently, Mr. Bailey served as Pratt & Whitney's Vice President and Chief Financial Officer since May 2012. Prior UTC positions included Vice President, Finance and Chief Financial Officer for the former Hamilton Sundstrand division and Vice President, Finance for Pratt & Whitney's commercial engines and aftermarket businesses. Prior to joining UTC, Mr. Bailey worked for the accounting firm of PricewaterhouseCoopers in Hartford, Connecticut. He is a certified public accountant and holds a bachelor's degree in accounting from the University of Massachusetts-Amherst.
Section 8 - Other Events
Item 8.01.  Other Events.
On September 14, 2016, the Board of Directors of UTC elected Gregory J. Hayes, the Company's President and Chief Executive Officer, to the additional position of Chairman of the Board, effective immediately. Mr. Hayes has been a member of the Board, President and Chief Executive Officer since November 24, 2014.
Also on September 14, 2016, the independent members of the Board of Directors designated Edward A. Kangas as the Lead Director, effective immediately. Mr. Kangas had served as the non-executive Chairman of the Board since November 24, 2014 and previously served as the Lead Director from April 2013 until November 2014.  Mr. Kangas has been a member of the Board of Directors since 2008 and serves as chairman of the Audit Committee.
A copy of the Company's press release issued September 14, 2016 regarding the matters described in Item 8.01 of this Current Report on Form 8-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In conjunction with the foregoing, the Board of Directors also approved certain amendments to expand the duties and responsibilities of the Lead Director under the UTC Corporate Governance Guidelines, as amended, which are accessible via the Company's web site from the "Investor Relations" homepage.  The information contained on the Company's website is not incorporated by reference in this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated September 14, 2016, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: September 14, 2016	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel